UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:     811-06302

Cohen & Steers Realty Shares, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2019

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2019. The total returns for Cohen & Steers Realty Shares, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2019
Cohen & Steers Realty Shares	21.23%
Linked Benchmark[a]	18.41%
S&P 500 Index[a]	18.54%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

Market Review

U.S. real estate stocks had a solid gain in the first half of 2019, with most sectors posting double-digit returns, following the downturn late in 2018. Stocks broadly benefited as the U.S. Federal Reserve and other central banks indicated they would pursue accommodative monetary policies amid slowing global economic growth and generally low inflation. Late in the period, signs of progress in U.S.-China trade negotiations contributed to investors’ willingness to take risk, driving equity markets higher. Meanwhile, real estate fundamentals remained healthy in most property types, with firm, lease-based demand and relatively limited new supply.

[a]

The Linked Benchmark is represented by the performance of the FTSE Nareit Equity REITs Index through March 31, 2019 and the FTSE Nareit All Equity REITs Index thereafter. The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS REALTY SHARES, INC.

Fund Performance

The Fund had a positive total return in the period and outperformed its linked benchmark.

Regional malls declined, the only sector in the linked benchmark to post a negative return in the period, hindered by ongoing store closings related to competition from e-commerce. Even owners of high-quality properties such as Simon Property Group struggled. The Fund’s significant underweight in malls helped its relative performance.

Infrastructure REITs, which in the Fund’s linked benchmark are mostly cell tower owners, had strong gains, benefiting from rapid growth in data usage and anticipated capital spending on 5G infrastructure. The Fund allocations to SBA Communications and American Tower contributed to performance. We had out-of-index positions in both companies in the first quarter of 2019 (benchmark was the FTSE Nareit Equity REITs Index), when they had sizable rallies. In the second quarter, performance was aided by an overweight in SBA Communications (included in the FTSE Nareit All Equity REITs Index), which continued to outperform.

Stock selection in the health care sector also helped performance, in part reflecting our decision not to invest in Senior Housing Properties Trust. Its shares fell sharply as the company cut its dividend by 60% due to the restructuring of the rental agreement with its largest senior housing operator.

Industrial REITs were top performers in the period, lifted in part by merger & acquisition activity that highlighted potential opportunities in these stocks. Private real estate firm Blackstone announced the purchase of $18.7 billion worth of assets from listed industrial company GLP at a premium to prevailing valuations in the sector. The Fund’s underweight in industrial companies as a group detracted from relative performance.

The apartment sector performed in line with the broader REIT market. Stock selection among apartment owners hindered the Fund’s relative return, due mostly to our overweight in UDR, Inc., a regionally diversified apartment landlord that advanced but underperformed. We continued to view the company as attractively valued.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2019.

COHEN & STEERS REALTY SHARES, INC.

Sincerely,

THOMAS N. BOHJALIAN	JON CHEIGH
Portfolio Manager	Portfolio Manager

JASON A. YABLON

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REALTY SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2019

1 Year	5 Years	10 Years	Since Inception[a]
14.57%	8.89%	15.62%	11.70%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

As disclosed in the May 1, 2019 prospectus, the annualized expense ratio was 0.97%. On April 26, 2019, as disclosed in the Fund’s July 1, 2019 prospectus, the Fund’s Board of Directors approved converting the Fund from a no-load fund to a multi-class fund with the addition of Class A, Class C, Class F, Class I, Class L, Class R and Class Z shares. Class F shares are not available for purchase. On June 11, 2019, the Fund’s Board of Directors approved the adoption of a fee waiver/expense reimbursement agreement, effective July 1, 2019 through June 30, 2021, whereby the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.88% for Class I shares, 0.88% for Class L shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

In addition, on June 11, 2019, the Fund’s Board of Directors approved an amendment to the Fund’s investment advisory agreement, effective July 1, 2019, reducing the Fund’s investment advisory fee so that the Fund pays the investment advisor a monthly investment advisory fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $8.5 billion and 0.70% of such assets in excess of $8.5 billion. Prior to July 1, 2019, the Fund paid the investment advisor a monthly investment advisory fee at the annual rate of 0.85% of the average daily net assets of the Fund up to $1.5 billion, 0.75% of such assets between $1.5 billion and $7.5 billion and 0.70% of such assets in excess of $7.5 billion.

[a]	Inception date of July 2, 1991.

COHEN & STEERS REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019—June 30, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period[a] January 1, 2019— June 30, 2019
Actual (21.23% return)	$1,000.00	$1,212.30	$5.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.98	$4.86

[a]	Expenses are equal to the Fund’s annualized net expense ratio of 0.97% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS REALTY SHARES, INC.

June 30, 2019

Top Ten Holdings

(Unaudited)

Security	Value	% of Net Assets

American Tower Corp.	$334,683,832	7.6
Equinix, Inc.	315,370,359	7.1
Welltower, Inc.	289,061,680	6.5
UDR, Inc.	254,531,687	5.7
SBA Communications Corp.	245,339,112	5.5
Prologis, Inc.	234,832,374	5.3
Public Storage	228,552,695	5.2
Essex Property Trust, Inc.	206,275,403	4.7
Extra Space Storage, Inc.	194,838,751	4.4
VICI Properties, Inc.	171,569,124	3.9

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

June 30, 2019 (Unaudited)

		Shares	Value
COMMON STOCK	99.2%
COMMUNICATIONS—TOWERS	14.6%
American Tower Corp.		1,636,996	$334,683,832
Crown Castle International Corp.		504,885	65,811,760
SBA Communications Corp.[a]		1,091,172	245,339,112

			645,834,704

REAL ESTATE	84.6%
DATA CENTERS	9.4%
CyrusOne, Inc.		1,737,254	100,274,301
Equinix, Inc.		625,375	315,370,359

			415,644,660

DIVERSIFIED	1.3%
CBRE Group, Inc. Class Aa		1,164,894	59,759,062

HEALTH CARE	9.1%
Sabra Health Care REIT, Inc.		5,830,281	114,798,233
Welltower, Inc.		3,545,464	289,061,680

			403,859,913

HOTEL	3.8%
Park Hotels & Resorts, Inc.		3,467,901	95,575,351
Pebblebrook Hotel Trust		1,550,106	43,681,987
Red Rock Resorts, Inc. Class A		1,297,072	27,861,107

			167,118,445

INDUSTRIALS	6.9%
Americold Realty Trust		1,237,848	40,131,032
Industrial Logistics Properties Trust		1,483,047	30,877,039
Prologis, Inc.		2,931,740	234,832,374

			305,840,445

NET LEASE	10.1%
Agree Realty Corp.		795,094	50,925,771
Gaming and Leisure Properties, Inc.		744,477	29,019,713
Spirit Realty Capital, Inc.		1,310,352	55,899,616
VEREIT, Inc.		15,310,766	137,950,002
VICI Properties, Inc.		7,784,443	171,569,124

			445,364,226

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
OFFICE	7.1%
Boston Properties, Inc.		309,265	$39,895,185
Douglas Emmett, Inc.		1,869,442	74,478,570
Hudson Pacific Properties, Inc.		3,304,501	109,940,748
Kilroy Realty Corp.		1,207,046	89,092,065

			313,406,568

RESIDENTIAL	21.3%
APARTMENT	12.8%
Apartment Investment & Management Co., Class A		805,143	40,353,767
Equity Residential		855,156	64,923,443
Essex Property Trust, Inc.		706,592	206,275,403
UDR, Inc.		5,670,120	254,531,687

			566,084,300

MANUFACTURED HOME	3.4%
Equity LifeStyle Properties, Inc.		279,260	33,885,409
Sun Communities, Inc.		918,012	117,679,958

			151,565,367

SINGLE FAMILY	5.1%
American Homes 4 Rent, Class A		3,170,248	77,068,729
Invitation Homes, Inc.		5,546,835	148,266,899

			225,335,628

TOTAL RESIDENTIAL			942,985,295

SELF STORAGE	9.6%
Extra Space Storage, Inc.		1,836,369	194,838,751
Public Storage		959,620	228,552,695

			423,391,446

SHOPPING CENTERS	4.6%
COMMUNITY CENTER	2.5%
SITE Centers Corp.		4,232,919	56,043,848
Urban Edge Properties		3,168,968	54,918,215
Weingarten Realty Investors		24,878	682,155

			111,644,218

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
REGIONAL MALL	2.1%
Macerich Co. (The)		1,786,224	$59,820,642
Taubman Centers, Inc.		831,356	33,944,265

			93,764,907

TOTAL SHOPPING CENTERS			205,409,125

SPECIALTY	1.4%
Iron Mountain, Inc.		1,618,607	50,662,399
Lamar Advertising Co., Class A		120,945	9,761,471

			60,423,870

TOTAL REAL ESTATE			3,743,203,055

TOTAL COMMON STOCK (Identified cost—$3,549,626,728)			4,389,037,759

SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.17%[b]		32,924,818	32,924,818

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$32,924,818)			32,924,818

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$3,582,551,546)	99.9%		4,421,962,577
WRITTEN OPTION CONTRACTS	(0.0)		(576,516)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1		5,391,758

NET ASSETS (Equivalent to $65.64 per share based on 67,441,150 shares of common stock outstanding)	100.0%		$4,426,777,819

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

Over-the-Counter Option Contracts

Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[c]	Premiums Received	Value
Call—American Tower Corp.	Goldman Sachs International	$207.00	7/19/19	(2,101)	$(42,954,945)	$(529,452)	$(576,516)

Glossary of Portfolio Abbreviations

REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]	Rate quoted represents the annualized seven-day yield.
[c]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$3,582,551,546)	$4,421,962,577
Cash collateral pledged for over-the-counter option contracts	730,000
Receivable for:
Investment securities sold	32,866,690
Dividends	16,530,630
Fund shares sold	10,359,844
Other assets	50,359

Total Assets	4,482,500,100

LIABILITIES:
Written option contracts, at value (Premiums received—$529,452)	576,516
Payable for:
Fund shares redeemed	29,012,425
Dividends and distributions declared	17,397,455
Investment securities purchased	5,122,791
Investment advisory fees	2,895,673
Administration fees	110,895
Shareholder servicing fees	47,031
Directors’ fees	8,035
Other liabilities	551,460

Total Liabilities	55,722,281

NET ASSETS applicable to 67,441,150 shares of $0.001 par value of common stock outstanding	$4,426,777,819

NET ASSET VALUE PER SHARE:
($4,426,777,819 ÷ 67,441,150 shares outstanding)	$65.64

NET ASSETS consist of:
Paid-in capital	$3,532,609,922
Total distributable earnings/(accumulated loss)	894,167,897

$4,426,777,819

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019 (Unaudited)

Investment Income:
Dividend income	$54,514,484

Expenses:
Investment advisory fees	16,583,778
Shareholder servicing fees	2,048,633
Administration fees	819,285
Transfer agent fees and expenses	413,336
Shareholder reporting expenses	198,325
Directors’ fees and expenses	107,910
Registration and filing fees	56,997
Professional fees	50,259
Custodian fees and expenses	44,517
Miscellaneous	86,785

Total Expenses	20,409,825

Net Investment Income (Loss)	34,104,659

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	217,795,605
Written option contracts	385,705

Net realized gain (loss)	218,181,310

Net change in unrealized appreciation (depreciation) on:
Investments in securities	536,470,225
Written option contracts	(47,064)

Net change in unrealized appreciation (depreciation)	536,423,161

Net Realized and Unrealized Gain (Loss)	754,604,471

Net Increase (Decrease) in Net Assets Resulting from Operations	$788,709,130

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
Change in Net Assets:
From Operations:
Net investment income (loss)	$34,104,659	$82,099,868
Net realized gain (loss)	218,181,310	247,209,697
Net change in unrealized appreciation (depreciation)	536,423,161	(508,542,558)

Net increase (decrease) in net assets resulting from operations	788,709,130	(179,232,993)

Distributions to Shareholders	(312,214,096)	(247,497,742)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	210,267,404	(371,967,474)

Total increase (decrease) in net assets	686,762,438	(798,698,209)
Net Assets:
Beginning of period	3,740,015,381	4,538,713,590

End of period	$4,426,777,819	$3,740,015,381

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
Per Share Operating Performance:		2018	2017	2016	2015	2014
Net asset value, beginning of period	$58.20	$64.45	$65.63	$70.52	$76.86	$62.82

Income (loss) from investment operations:

Net investment income (loss)[a]	0.53	1.23	1.05	1.11	0.92 [b]	0.96 [b]
Net realized and unrealized gain (loss)	11.81	(3.70)[c]	3.49	2.85	2.17	17.75

Total from investment operations	12.34	(2.47)	4.54	3.96	3.09	18.71

Less dividends and distributions to shareholders from:

Net investment income	(0.91)	(1.12)	(1.16)	(1.11)	(0.87)	(0.93)
Net realized gain	(3.99)	(2.66)	(4.56)	(7.74)	(8.56)	(3.74)

Total dividends and distributions to shareholders	(4.90)	(3.78)	(5.72)	(8.85)	(9.43)	(4.67)

Net increase (decrease) in net asset value	7.44	(6.25)	(1.18)	(4.89)	(6.34)	14.04

Net asset value, end of period	$65.64	$58.20	$64.45	$65.63	$70.52	$76.86

Total return[d]	21.23%[e]	–4.20%[c]	7.10%	5.61%	5.00%	30.18%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$4,426.8	$3,740.0	$4,538.7	$5,256.9	$5,743.3	$6,336.7

Ratios to average daily net assets:

Expenses	0.97%[f]	1.00%[c]	0.96%	0.96%	0.98%	0.97%

Net investment income (loss)	1.61%[f]	1.98%	1.58%	1.56%	1.24%	1.34%

Portfolio turnover rate	43%[e]	63%	75%	78%	58%	52%

[a]	Calculation based on average shares outstanding.
[b]	13.1% and 13.2% of gross income was attributable to dividends paid by Simon Property Group for the years ended December 31, 2015 and December 31, 2014, respectively.
[c]

During the reporting period the Fund settled legal claims against two issuers of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlements. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(3.81). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets would have been 0.97%. Excluding the proceeds from and expenses relating to the settlements, the total return would have been -4.35%.

[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is total return through investment in real estate securities. On April 26, 2019, the Fund’s Board of Directors approved converting the Fund from a no-load fund to a multi-class fund with seven classes of shares, Class A, Class C, Class F, Class I, Class L, Class R and Class Z shares, effective July 1, 2019. Existing shareholders were mapped to Class L shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$4,389,037,759	$4,389,037,759	$—	$—
Short-Term Investments	32,924,818	—	32,924,818	—

Total Investments in Securities[a]	$4,421,962,577	$4,389,037,759	$32,924,818	$—

Written Option Contracts	$(576,516)	$—	$(576,516)	$—

Total Derivative Liabilities[a]	$(576,516)	$—	$(576,516)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2019, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or return of capital upon the final determination of the Fund’s taxable income after December 31, 2019, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2019, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the investment advisor received a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of the Fund up to $1.5 billion, 0.75% of such assets between $1.5 billion and $7.5 billion and 0.70% of such assets in excess of $7.5 billion. On June 11, 2019, the Fund’s Board of Directors approved an amendment to the Fund’s investment advisory agreement, effective July 1, 2019, reducing the investment advisory fee to an annual rate of 0.75% of the average daily net assets of the Fund up to $8.5 billion and 0.70% of such assets in excess of $8.5 billion.

On June 11, 2019, the Fund’s Board of Directors approved a fee waiver/expense reimbursement agreement, effective July 1, 2019, whereby the investment advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2021 so that the Fund’s total operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.88% for Class I shares, 0.88% for Class L shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. Existing shareholders were mapped to Class L shares.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.03% of the average daily net assets of the Fund. For the six months ended June 30, 2019, the Fund incurred $633,598 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement. On June 11, 2019, the Fund’s Board of Directors approved an amendment to the Fund’s administration agreement, effective July 1, 2019, increasing the administration fee from an annual rate of 0.03% to an annual rate of 0.04% of the average daily net assets of the Fund.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. On June 11, 2019, the Fund’s Board of Directors approved the adoption of a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, effective July 1, 2019, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Effective July 1, 2019, there is a maximum initial sales charge of 4.50% for Class A shares and a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. Also effective July 1, 2019, there is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. The distributor has advised the Fund that proceeds from the CDSC on these classes will be used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: On June 11, 2019, the Fund’s Board of Directors adopted an amended shareholder services plan, effective July 1, 2019, pursuant to which the Fund pays the distributor a service fee at an annual rate of up to 0.10%, 0.25%, 0.10% and 0.10% of the average daily net assets attributable to the Fund’s Class A, Class C, Class I and Class L shares, respectively. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $21,326 for the six months ended June 30, 2019.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2019, totaled $1,783,101,539 and $1,850,489,269, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2019 and the effect of derivatives held during the six months ended June 30, 2019, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts— Over-the-Counter	—	$—	Written option contracts	$576,516

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Options Contracts[a]—Over-the-Counter	Net Realized and Unrealized Gain (Loss)	$(589,647)	$—
Written Option Contracts—Over-the-Counter	Net Realized and Unrealized Gain (Loss)	385,705	(47,064)

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At June 30, 2019, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts— Over-the-Counter	$—	$576,516

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged and/or received by the Fund, if any, as of June 30, 2019:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$576,516	$—	$576,516	$—

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net payable due to the counterparty in the event of default.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund’s option contracts activity for the six months ended June 30, 2019:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount[a,b]	$55,216,212	$59,570,619

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents one month for purchased options and four months for written options.

[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2019, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$3,582,551,546

Gross unrealized appreciation on investments	$907,950,492
Gross unrealized depreciation on investments	(68,586,525)

Net unrealized appreciation (depreciation) on investments	$839,363,967

Note 6. Capital Stock

As of June 30, 2019, the Fund was authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold	6,099,629	$405,732,953	10,495,965	$647,021,206
Issued as reinvestment of dividends and distributions	4,442,433	292,504,824	3,636,497	230,478,885
Redeemed	(7,365,939)	(487,970,373)	(20,289,689)	(1,249,467,565)

Net increase (decrease)	3,176,123	$210,267,404	(6,157,227)	$(371,967,474)

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On April 26, 2019, the Fund’s Board of Directors approved changing the name of the Fund’s sole outstanding share class to Class L common stock, adding Class A, C, F, I, R and Z shares of common stock and increasing the number of authorized shares of common stock. As of July 1, 2019, the Fund is authorized to issue 700 million shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 100 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 200 million of Class I capital stock, 200 million of Class L capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. With the exception of certain intermediaries, as noted in the Fund’s prospectus, effective July 1, 2019, Class C shares automatically convert to Class A shares on a monthly basis approximately ten years after the original date of purchase.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules and amendments that modernize reporting and disclosure and require the implementation of a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

On April 26, 2019, the Fund’s Board of Directors approved converting the Fund from a no-load fund to a multi-class fund with seven classes of shares, Class A, Class C, Class F, Class I, Class L, Class R and Class Z shares, effective July 1, 2019. Existing shareholders were mapped to Class L shares. Class F shares are not available for purchase.

In addition, on June 11, 2019, the Fund’s Board of Directors approved the following: an amendment to reduce the Fund’s investment advisory fee, an amendment to increase the Fund’s administration fee, the adoption of a distribution and service plan, an amendment to the Fund’s shareholder services plan and the adoption of a fee waiver/expense reimbursement agreement to reduce overall expenses, all effective July 1, 2019 (See Note 2).

Management has evaluated events and transactions occurring after June 30, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Benchmark Change

On December 4, 2018, the Fund’s Board of Directors approved a change to the Fund’s benchmark from the FTSE Nareit Equity REITs Index to the FTSE Nareit All Equity REITs Index, effective after the close of business on March 31, 2019.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 4, 2019 and at meetings of the full Board of Directors held in person on March 19, 2019 and June 11, 2019. At the meeting of the full Board of Directors on June 11, 2019, the Advisory Agreement was unanimously continued for a term ending June 30, 2020 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the

COHEN & STEERS REALTY SHARES, INC.

Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. The Board of Directors also took into account the services that would be provided in connection with the launch of new share classes for the Fund. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund outperformed the Peer Funds’ medians for the one-, three-, five- and ten-year periods ended March 31, 2019, ranking in the first, first, second, and third quintiles, respectively. The Board of Directors also noted that the Fund slightly underperformed its benchmark for the one-year period ended March 31, 2019, and outperformed its benchmark for the three- and five-year periods ended March 31, 2019. The Board of Directors further noted that the Fund performed in line with its benchmark for the ten-year period ended March 31, 2019. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing other real estate funds. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

COHEN & STEERS REALTY SHARES, INC.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fee paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee was higher than the Peer Funds’ median, ranking in the fifth quintile. The Board of Directors further noted that the Fund’s total expense ratio was higher than the Peer Funds’ median, ranking in the third quintile. The Board of Directors considered that currently the Fund’s contractual advisory fee starts at 0.85% of average daily net assets and has a breakpoint of 0.10% on assets under management between $1.5 billion and $7.5 billion and an additional 0.05% on assets under management in excess of $7.5 billion and noted that the Fund has continued to benefit from the first breakpoint of 0.10%. The Board of Directors noted that it was being proposed that in connection with the continuance of the Advisory Agreement, and the Fund converting to a multi-class fund, that the advisory fee be lowered at lower asset levels so that the Fund would pay a monthly fee at an annualized rate of 0.75% of the average daily net asset value of the Fund up to $8.5 billion and 0.70% of such assets in excess of $8.5 billion. It was noted that this would lower the effective management fee paid by the Fund at the current asset level. It also was noted that the Investment Adviser was proposing to contractually agree with the Fund through June 30, 2021 to waive its fee or reimburse expenses, so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class F shares, 0.88% for Class I shares, 0.88% for Class L shares, 1.30% for Class R shares and 0.80% for Class Z shares. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure before and after adjustment for the above change was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

COHEN & STEERS REALTY SHARES, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund’s advisory fee schedule contains breakpoints as noted above and, as discussed above, that it was being proposed to amend the advisory fee schedule so that the effective management fee paid by the Fund would be lower at the current asset level and that the Investment Advisor was willing to agree to a fee cap. In light of the considerations above, the Board of Directors determined that economies of scale are being and will continue to be shared with shareholders, concluding that the Fund’s expense structure was satisfactory. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreement to those under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, including additional information about the ranges of such fees provided in response to a supplemental request for information, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement, as amended by the new fee schedule.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Thomas N. Bohjalian

Vice President

Jon Cheigh

Vice President

Jason Yablon

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CSJAX
Class C—CSJCX
Class F—CSJFX*
Class I—CSJIX
Class L—CSRSX
Class R—CSJRX
Class Z—CSJZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

eDelivery AVAILABLE

Stop traditional mail delivery;

receive your shareholder reports

and prospectus online.

Sign up at cohenandsteers.com

Cohen & Steers

Realty Shares

Semiannual Report June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CSRSXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: August 30, 2019